Exhibit 10.3

Banc of America Leasing & Capital, LLC	Equipment Security Note Number 70001

This Equipment Security Note No. 70001, dated as of November 1, 2012, (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 25030-70000 dated as of November 1, 2012 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Stellaris LLC (“Co-Borrower”), James Construction Group, L.L.C. (“Co-Borrower”), Miller Springs Materials, L.L.C. (“Co-Borrower”) and Primoris Energy Services Corporation (“Co-Borrower”), (each a Co-Borrower herein, together referred to as “Borrower”).  All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity.  All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever.  Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1.                          Equipment Financed; Equipment Location; Grant of Security Interest.  Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit “A” attached hereto and made a part hereof.

Location of Equipment.  The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP

See Exhibit “A” attached hereto and made a part hereof.

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement.  Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2.                          Payments.  For value received, Borrower promises to pay to the order of Lender, the principal amount of $10,000,000.00, together with interest thereon as provided herein.  This Equipment Note shall be payable by Borrower to Lender in 84 (eighty four) consecutive monthly, installments of principal and interest (the “Payments”) commencing on December 7, 2012 (the “Initial Payment”) and continuing thereafter through and including November 7, 2019 (the “Maturity Date”) (collectively, the “Equipment Note Term”).  Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term.  All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each.  The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a)  Interest Rate.  Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of two and 23/100 percent (2.23%) per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the date hereof until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

(b)  Payment Amount.  The principal and interest amount of each Payment shall be $128,691.28.

3.                                      Prepayment.  Borrower may prepay all (but not less than all) of the outstanding principal balance of this Equipment Note on a scheduled Payment Date upon 30 days prior written notice from Borrower to Lender, provided that any such prepayment shall be made together with (a) all accrued interest and other charges and amounts owing hereunder through the date of prepayment, and (b) a prepayment charge calculated as follows: two percent (2.0%) of the amount prepaid during months one (1) through twelve (12), one percent (1.0%) of the amount prepaid during months thirteen (13) through thirty-six (36), and no prepayment penalty thereafter; provided, however, that, if any prepayment of this Equipment Note is made following an Event of Default, by reason of acceleration or otherwise, the prepayment charge shall be calculated based upon the full original Equipment Note Term.

4.                          Borrower Acknowledgements.  Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder.  By its execution and delivery of this Equipment Note, Borrower:

(a)                   reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)                   represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower or any Guarantor since June 30, 2012;

(c)                    authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)         agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

5.                            Registration.

(a)         All items of Equipment that are motor vehicles shall at all times be registered and titled as follows:

(A)	Registered Owner.	Miller Springs Materials, L.L.C.
11200 Industriplex Boulevard, Suite 150
Baton Rouge, LA 70809

James Construction Group, L.L.C.
11200 Industriplex Blvd, Suite 150
Baton Rouge, LA 70809

(B)	Lienholder.	Banc of America Leasing & Capital, LLC
2059 Northlake Parkway, 3rd Floor
Tucker, GA 30084

(b)         Borrower shall be responsible for the correct titling of all such items of Equipment.  Borrower shall cause the original certificates of title to be delivered to Lender for retention in Lender’s files throughout the term of the Equipment Note All costs of such registration and licensing are for the account of Borrower.

BANC OF AMERICA LEASING & CAPITAL, LLC		Co-Borrower: STELLARIS LLC

By:	/s/ Freda Akuffo	By:	Primoris Services Corporation (fka Primoris
Corporation), its Sole Member
Printed Name:	Freda Akuffo
		By:	/s/ Alfons Theeuwes
Title:	Assistant Vice President	Printed Name:	Alfons Theeuwes
		Title:	Senior Vice President
Advance Date:	11/7/2012

Co-Borrower: JAMES CONSTRUCTION GROUP, L.L.C.

By:	/s/ Donald Bonaventure
Printed Name:	Donald Bonaventure
Title:	Chief Financial Officer

Co-Borrower: MILLER SPRINGS MATERIALS, L. L. C.

By:	BTEX Materials, L.L.C., its Sole Member

By:	/s/ Donald Bonaventure
Print Name:	Donald Bonaventure
Title:	Chief Financial Officer

Co-Borrower: PRIMORIS ENERGY SERVICES CORPORATION

By:	/s/ Donald Bonaventure
Print Name:	Donald Bonaventure
Title:	Chief Financial Officer

Exhibit A

					Cost for
				Serial/VIN	Note (total no more
Year	Make	Model	Description/Body	number	than $10mm)	Equipment location	County
Miller Spring Materials, L.L.C.
2013	KENWORTH	T800	TANDEM TRACTOR	1XKDDP9X2DJ356419	$110,807.55	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2013	KENWORTH	T800	TANDEM TRACTOR	1XKDDP9X9DJ356420	$110,807.55	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2013	KENWORTH	T800	TANDEM TRACTOR	1XKDDP9X0DJ356421	$110,807.55	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2013	KENWORTH	T800	TANDEM TRACTOR	1XKDDP9X2DJ356422	$110,807.55	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2013	KENWORTH	T800	TANDEM TRACTOR	1XKDDP9X4DJ356423	$110,807.55	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2013	KENWORTH	T800	TANDEM TRACTOR	1XKDDP9X6DJ356424	$110,807.55	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2013	KENWORTH	T800	TANDEM TRACTOR	1XKDDP9X8DJ356425	$110,807.55	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2013	KENWORTH	T800	TANDEM TRACTOR	1XKDDP9XXDJ356426	$110,807.55	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2013	KENWORTH	T800	TANDEM TRACTOR	1XKDDP9X1DJ356427	$110,807.55	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2013	KENWORTH	T800	TANDEM TRACTOR	1XKDDP9X3DJ356428	$110,807.55	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2012	Mate	DUMP TRAILER	26’ Quad Axle Frame Trailers	1M9F2633XCH036696	$59,922.77	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2012	Mate	DUMP TRAILER	26’ Quad Axle Frame Trailers	1M9F26332CH036697	$59,922.77	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2012	Mate	DUMP TRAILER	26’ Quad Axle Frame Trailers	1M9F26335CH036698	$59,922.77	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2012	Mate	DUMP TRAILER	26’ Quad Axle Frame Trailers	1M9F26338CH036699	$59,922.77	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2012	Mate	DUMP TRAILER	26’ Quad Axle Frame Trailers	1M9F26339CH036701	$59,922.77	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2012	Mate	DUMP TRAILER	26’ Quad Axle Frame Trailers	1M9F26331CH036702	$59,922.77	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2012	Mate	DUMP TRAILER	26’ Quad Axle Frame Trailers	1M9F26333CH036703	$59,922.77	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2012	Mate	DUMP TRAILER	26’ Quad Axle Frame Trailers	1M9F26333CH036704	$59,922.77	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2012	Mate	DUMP TRAILER	26’ Quad Axle Frame Trailers	1M9F26333CH036705	$59,922.77	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2012	Mate	DUMP TRAILER	26’ Quad Axle Frame Trailers	1M9F26333CH036706	$59,922.77	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2006	Eagle	33D5500	CHASSIS 1 AXLE EAGLE PLANT PRIMARY	30355	$16,178.01	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2006	Eagle	33D5500	5 BY 16 2D SCREW	30355	$17,756.36	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2006	Eagle	33D5500	CONVEYOR 30 BY 50 EAGLE PLANT	30355	$20,044.95	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2006	Eagle	33D5500	FEEDER 45 BY 16	30355	$37,485.64	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2006	Eagle	33D5500	IM 25 IMPACR CRUSHER	30355	$80,890.07	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2006	Eagle	33D5500	CHASSIS EAGLE PLANT	30355	$127,253.89	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2006	Eagle	33D5500	CRUSHER	30355	$15,044.82	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2006	Eagle	33D5500	ENGINE FOR CRUSHER	30355	$24,533.18	6218 Hwy. 317, Temple, TX 76502	Bell County TX
1990	Excel	25 IMPACT HORIZONTAL	CRUSHER EXCEL 25 IMPACT	J1090113D	$59,187.85	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2002	Excel	4300	EXCEL 4300 CRUSHER W 2 CONVEYORS	J0402593D	$104,811.82	6218 Hwy. 317, Temple, TX 76502	Bell County TX
1999	Teledyne	725X	HYDRAULIC HAMMER & STAND WITH BOOM	1999058-1	$74,215.40	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2005	Caterpillar	980G	Wheel Loader 980	AWH02257	$123,645.56	6218 Hwy. 317, Temple, TX 76502	Bell County TX
2003	PUGMILL	1000SS	PUG MILL 1000SS	1439	$284,361.74	6218 Hwy. 317, Temple, TX 76502	Bell County TX
					$2,692,712.49

James Consturction Group, LLC
1997	BADGER	N/A	BREAKER	BB8607	$59,187.85	2201 Hwy 33 North Ruston, LA 71270	Caddo Parish LA
1997	INTL	S2000/4700	DISTRIBUTOR TRUCK	1HTSCABN3VH458786	$49,323.21	7600 I-H 35 Belton, TX 76513	Bell County TX
2002	STERLING	3500	STERLING WITH ETNYRE DIST.	2FZHAWBS02AJ72122	$59,187.85	6130 FM 2218 Richmond, TX 77469	Fort Bend County TX
2006	STER	ETNYRE 2000	DISTRIBUTOR TRUCK	2FZAASDC36AW73589	$47,443.40	5505 Old Mooringsport Rd Shreveport, LA 71107	Caddo Parish LA
2001	INTL	H288600/M4690	ETNYRE DISTRIBUTOR	1HTSCABN81H288600	$73,984.82	6130 FM 2218 Richmond, TX 77469	Fort Bend County TX
2004	FORD	F750 W/2000 GAL TANK	DISTRIBUTOR	3FRXF75N24V685273	$49,323.21	6130 FM 2218 Richmond, TX 77469	Fort Bend County TX
1995	INTL	4700	DISTRIBUTOR	1HTSCAAN1SH629743	$24,661.61	6130 FM 2218 Richmond, TX 77469	Fort Bend County TX
2009	INTL	7300	FUEL/LUBE TRUCK 4X4 7300	1HTWBAANX9J134223	$69,052.50	525 COUNTY RD 640 E; MULBERRY, FL 33860	Hillsborough County FL
2010	KENWORTH	T370	FUEL/LUBE TRUCK	2NKHHN7X1AM262463	$64,120.17	2220 Mine View Road Bowling Green, FL	Hardee County FL
2009	KENWORTH	T370	FUEL LUBE TRUCK	2NKHHN7X29M246168	$75,316.22	11603 Windfren Rd Houston TX 77064	Harris County TX
2011	KENWORTH	T370	LUBE TRUCK	2NKHHN7X7BM274957	$78,460.04	5705 Belcher Oil City Road, Belcher, LA 71104	Lincoln Parish LA
2011	KENWORTH	T370	LUBE TRUCK	2NKHHN7X9BM274958	$72,063.18	5880 Hwy 190W Belton, TX 76513	Williamson County TX
2012	KENWORTH	T370	FUEL LUBE TRUCK	2NKHHN7XXCM308990	$86,711.26	37110 Hwy 30 Geismer, LA 70734	Fort Bend County TX
2012	KENWORTH	T370	FUEL LUBE TRUCK	2NKHHN7X0CM326401	$158,335.55	5880 Hwy 190W Belton, TX 76513	Fort Bend County TX

2013	KENWORTH	T370	LUBE TRUCK	2NKHHN7X3DM356249	$79,797.43	7600 I-H 35 Belton, TX 76513	Bell County TX
2013	KENWORTH	T370	LUBE TRUCK	2NKHHN7X1DM356248	$79,797.43	5880 Hwy 190W Belton, TX 76513	Fort Bend County TX
2003	MACK	CH613	DUMP TRUCK	1M2AA18Y03W152990	$49,323.21	1406 Mashburn Rd. Copperas Cove, TX 76522	Bell County TX
2003	INTL	9100	TANDEM DUMP TRUCK	2HSCAAXN63C051962	$36,045.11	1406 Mashburn Rd. Copperas Cove, TX 76522	Fort Bend County TX
2013	KENWORTH	T370	WATER TRUCK	2NKHLN9X3DM350012	$134,755.33	2201 Hwy 33 North Ruston, LA 71270	Lincoln Parish LA
2001	KENWORTH	W900	WATER TRUCK	1NKWLT0X21J881018	$76,804.85	5505 Old Mooringsport Rd Shreveport, LA 71107	Caddo Parish LA
2006	INTL	9200	WATER TRUCK	2HSCEAPR56C287885	$76,565.41	1406 Mashburn Rd. Copperas Cove, TX 76522	Coryell County TX
2006	INTL	9200	WATER TRUCK	2HSCEAPR96C319057	$76,565.41	105 E. Big Elm Road Troy, Tx 76579	McLennan County TX
2006	VIKING	4000CF	CEMENT PIG	1T9SS56197R719442	$34,526.25	5705 Belcher Oil City Road, Belcher, LA 71104	East Baton Rouge Parish LA
2012	Klein	FPT 120	ELEVATING WATER TANK	17046055	$40,965.64	105 E. Big Elm Road Troy, Tx 76579	Bell County TX
1999	GOMACO	TC600	TEXTURE CURE MACHINE	904400039	$63,683.17	5505 Old Mooringsport Rd Shreveport, LA 71107	Caddo Parish LA
1985	CMI	TC250	TEXTURE CURE MACHINE	7HC00142	$27,293.49	7600 I-H 35 Belton, TX 76513	Bell County TX
2012	CAT	140M	MOTOR GRADER	M9D00875	$326,555.98	105 E. Big Elm Road Troy, Tx 76579	Bell County TX
2005	GOMACO	Gomaco 9500	PLACER TRIMMER	905500145	$426,716.89	10918 South Reitz Rd, BR, LA 70809	East Baton Rouge Parish LA
2002	WIRTGEN	W2100-7 1/4’	MILLING MACHINE	9.21.0058	$147,969.63	6130 FM 2218 Richmond, TX 77469	Austin County TX
2011	APE	150	HAMMER	201111138	$199,273.17	100 Oak Lane Ste 3 Luling, LA 70070	St Charles Parish LA
1998	CAT	416C	BACKHOE 416C 2WD ES GP	5YN06735	$24,661.61	7600 I-H 35 Belton, TX 76513	Bell County TX
2006	CAT	420E	BACKHOE 420E IT 4X4	KMW01074	$49,323.21	7600 I-H 35 Belton, TX 76513	Bell County TX
2005	CAT	420D IT 4E	BACKHOE 420D IT 4X4	BLN12673	$44,390.89	5880 Hwy 190W Belton, TX 76513	Bell County TX
2005	CAT	420D IT	BACKHOE 420D IT 4X4	BLN12985	$44,390.89	11603 Windfren Rd Houston TX 77064	Harris County TX
2006	CAT	420E IT 4X	BACKHOE 420E IT 4X4	KMW01185	$49,323.21	5880 Hwy 190W Belton, TX 76513	Williamson County TX
2005	CAT	416D	BACKHOE 416D	BFP14040	$36,992.41	105 E. Big Elm Road Troy, Tx 76579	McLennan County TX
2007	CAT	420E IT	BACKHOE 420E IT 4X4	KMW1249	$54,255.53	7600 I-H 35 Belton, TX 76513	Bell County TX
2008	CAT	420E IT	BACKHOE	KMW02857	$43,893.46	5705 Belcher Oil City Road, Belcher, LA 71104	Caddo Parish LA
2007	CAT	TL642	TELEHANDLER TL642	TBK00170	$46,857.05	7600 I-H 35 Belton, TX 76513	Bell County TX
2012	CAT	966K	WHEEL LOADER	TFS00202	$304,200.83	5505 Old Mooringsport Rd Shreveport, LA 71107	Caddo Parish LA
2012	CAT	938K IT	WHEEL LOADER	SWL00366	$193,257.20	7600 I-H 35 Belton, TX 76513	Bell County TX
2012	CAT	938 IT	WHEEL LOADER	SWL00494	$198,982.71	105 E. Big Elm Road Troy, Tx 76579	Bell County TX
2012	CAT	623H	SCRAPER	DBF00119	$611,512.14	105 E. Big Elm Road Troy, Tx 76579	Bell County TX
2010	UFC	835	STRIPPING BUGGY	W10-162	$66,323.06	37110 Hwy 30 Geismer, LA 70734	Ascension Parish LA
2005	ROADTEC	SB-2500C	SHUTTLE BUGGY	809	$172,631.24	6130 FM 2218 Richmond, TX 77469	Fort Bend County TX
2004	INGERSOLL RAND	PT240R	ROLLER	178449	$39,458.57	105 E. Big Elm Road Troy, Tx 76579	Bell County TX
2000	INGERSOLL RAND	PT125R	ROLLER	162764	$29,593.93	6130 FM 2218 Richmond, TX 77469	Fort Bend County TX
2004	INGERSOLL RAND	PT240	ROLLER	168449	$39,458.57	105 E. Big Elm Road Troy, Tx 76579	Bell County TX
2000	INGERSOLL RAND	PT125R	ROLLER	162542	$29,593.93	6130 FM 2218 Richmond, TX 77469	Fort Bend County TX
2012	CAT	PS360C	PNEUMATIC ROLLER	PJF00718	$136,583.23	1406 Mashburn Rd. Copperas Cove, TX 76522	Coryell County TX
2000	BLAWKNOX	RW195	ROAD WIDENER	19527-46	$147,969.63	6130 FM 2218 Richmond, TX 77469	Fort Bend County TX
2006	ETNYRE	R6849	CHIPSPREADER	K6511	$98,646.42	6130 FM 2218 Richmond, TX 77469	Fort Bend County TX
2006	BLAWKNOX	PF3200	ASPHALT PAVER	187356	$49,323.21	6130 FM 2218 Richmond, TX 77469	Fort Bend County TX
2007	BLAWKNOX	PF3200	ASPHALT PAVER	191810	$59,187.85	6130 FM 2218 Richmond, TX 77469	Fort Bend County TX
2011	CAT	RM500	STABILIZER	ASW00407	$416,002.12	5705 Belcher Oil City Road, Belcher, LA 71104	Caddo Parish LA
2004	CMI	RS-425B	MIXER/RECLAIMER	526-285	$98,646.42	105 E. Big Elm Road Troy, Tx 76579	Bell County TX
2005	CAT	D4G	DOZER D4G LGP	TLX00743	$59,187.85	100 Oak Lane Ste 3 Luling, LA 70070	Ascension Parish LA
2005	CAT	D5G LGP	DOZER D5G LGP	RKG01992	$59,187.85	1101 West Oak Street Suite 1 Amite, La 70422	Washington Parish LA
2010	CAT	D5K LGP	D5K LGP DOZER	YYY00893	$95,431.34	10918 South Reitz Rd, BR, LA 70809	East Baton Rouge Parish LA
2012	CAT	D3K XL	Dozer	FFF00813	$98,212.38	7600 I-H 35 Belton, TX 76513	Bell County TX
2012	CAT	D3K XL	Dozer	FFF00811	$98,212.38	105 E. Big Elm Road Troy, Tx 76579	Bell County TX
2005	MASSEY FERGERSON	5455	TRACTOR WITH SIDE BOOM MOWER	S281089	$62,706.08	7502 River Road Uncle Sam, LA	St James Parish LA
2006	CHIEFTAN	140 TRAX	POWERSCREEN	6619360	$78,917.14	6130 FM 2218 Richmond, TX 77469	Fort Bend County TX
					$6,481,123.61

Primoris Energy Services Corporation
2007	John Deere	544J	Bucket Loader (HR)	614338	$73,984.82	2165 FM 523, Oyster creek, TX 77541	DOW
2009	Caterpillar	TL943	Telehandler	TBL01412	$73,984.82	201 Anthony Rd, Victoria, TX 77901	VICTORIA
2007	Caterpillar	930G	Wheel Loader	TWR02851	$73,984.82	1010 County Rd 59, Rosharon, TX 77583	HOUSTON
2008	PAI	70HP 5000	Pressure Pump	KP2331BC	$64,120.17	11511 FM 365, Beaumont, TX 77705	BMT
2010	GIANT	P460A	PRESSURE PUMP	102-8611	$64,120.17	11511 FM 365, Beaumont, TX 77705	BMT
2010	Caterpillar	420	Rubber Tire Backhoe	PRA01533	$59,187.85	2165 FM 523, Oyster creek, TX 77541	HOUSTON

2008	PAI	DMD900	Fill Pump	SC C062288 01	$59,187.85	620 North Road, Kennedale, TX 76060	BMT
2004	Ingersoll-Rand	320	Excavator	289913UE1221	$49,323.21	1010 County Rd 59, Rosharon, TX 77583	HOUSTON
2009	John Deere	85D	Excavator	16155	$49,323.21	11511 FM 365, Beaumont, TX 77705	HOUSTON
2008	Caterpillar	D3GXL	Dozer	JMH2785	$44,390.89	1010 County Rd 59, Rosharon, TX 77583	BMT
2007	Caterpillar	420	Rubber Tire Backhoe	D0FDP26808	$24,661.62	1010 County Rd 59, Rosharon, TX 77583	BMT
2007	Caterpillar 304	304	Trackhoe (Hr)	CAT0304CLFPK01674	$24,661.62	11511 FM 365, Beaumont, TX 77705	HOUSTON
2003	Caterpillar	TH783	Fork Lift	3RN05043	$24,661.62	11511 FM 365, Beaumont, TX 77705	KEN
2006	Caterpillar	TB460	Telehandler	SLF01377	$24,661.62	1010 County Rd 59, Rosharon, TX 77583	HOUSTON
2010	Caterpillar	315	Trackhoe (Hr)	CAT0304CPFPK03576	$19,729.29	620 North Road, Kennedale, TX 76060	HOUSTON
2003	Case	580	Case 580M Rubber Tire Backhoe	CJF0006649	$17,756.37	1010 County Rd 59, Rosharon, TX 77583	HOUSTON
2007	New Holland	TB110	Mowing Tractor	B72626M	$17,756.37	1010 County Rd 59, Rosharon, TX 77583	HOUSTON
2004	Caterpiller	TH460B	Telehandler	7BJ30446	$16,276.67	1010 County Rd 59, Rosharon, TX 77583	BMT
2004	RainforRent	HH125	Medium Head Fill Pump 900gpm 185psi	12829	$14,796.97	1010 County Rd 59, Rosharon, TX 77583	BMT
2004	RainforRent	HH125	Medium Head FIll Pump 900gpm 185psi	12830	$14,796.97	11511 FM 365, Beaumont, TX 77705	BMT
2006	Duetz	HH125	Medium Head Fill Pump	12831	$14,796.97	11511 FM 365, Beaumont, TX 77705	BMT
					$826,163.90

				Grand Total	$10,000,000.00